UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2007

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza

Houston, Texas 77046

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

As previously announced, Transocean is making an underwritten public offering of $0.5 billion of 5.25% Senior Notes due 2013, $1.0 billion of 6.00% Senior Notes due 2018 and $1.0 billion of 6.80% Senior Notes due 2038 (together, the “Senior Notes”) and up to $2.2 billion of 1.625% Series A Convertible Senior Notes due 2037, $2.2 billion of 1.50% Series B Convertible Senior Notes due 2037 and $2.2 billion of 1.50% Series C Convertible Senior Notes due 2037 (together, the “Convertible Notes” and, together with the Senior Notes, the “Notes”).

The Senior Notes are to be issued pursuant to an Indenture (the “Indenture”) to be entered into by the Company and Wells Fargo Bank, National Association (the “Trustee”), as supplemented by a Supplemental Indenture (the “First Supplemental Indenture”) related to such notes.  The Convertible Notes are to be issued pursuant to the Indenture, as supplemented by a Supplemental Indenture (the “Second Supplemental Indenture”) related to such notes.  The closing of the offerings is expected to occur on or about December 11, 2007.  The Senior Notes offering and the Convertible Notes offering are not contingent upon each other.

This Current Report on Form 8-K is filed for the purpose of filing as exhibits a form of the First Supplemental Indenture, a form of the Second Supplemental Indenture and legal opinions of Baker Botts L.L.P. and Walkers in connection with the offerings.

Item 9.01.  Financial Statements and Exhibits.

(d)                                  Exhibits.

The following exhibits are filed herewith:

4.1                                 Form of Senior Indenture (incorporated by reference to Exhibit 4.1 to Transocean’s Registration Statement on Form S-3 (Registration No. 333-147785).

4.2                                 Form of First Supplemental Indenture.

4.3                                 Form of Second Supplemental Indenture.

5.1                                 Opinion of Baker Botts L.L.P.

5.2                                 Opinion of Walkers.

8.1                                 Opinion of Baker Botts L.L.P. relating to tax matters.

8.2                                 Opinion of Baker Botts L.L.P. relating to tax matters.

23.1                           Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2                           Consent of Walkers (included in Exhibit 5.2 hereto).

23.3                           Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).

23.4                           Consent of Baker Botts L.L.P. (included in Exhibit 8.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: December 11, 2007	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel
and Corporate Secretary